UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2021

Tapestry, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-16153	52-2242751
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

    10 Hudson Yards, New York, New York 10001
(Address of Principal Executive Offices, and Zip Code)

        (212) 946-8400
Registrant’s Telephone Number, Including Area Code

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 6, 2021, Tapestry, Inc. (“Tapestry” or the “Company”) issued a press release (the “Press Release”) in which the Company announced its financial results for its third fiscal quarter ended March 27, 2021.  The Company also posted a slide presentation entitled “Investor Presentation” dated May 6, 2021 on the “Presentations & Financial Reports” investor section of its website (www.tapestry.com). Copies of the Press Release and slide presentation are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively. Information on the Company’s website is not, and will not be deemed to be, a part of this Current Report on Form 8-K or incorporated into any other filings the Company may make with the Securities and Exchange Commission.

The information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibits are being furnished herewith:

99.1          Text of Press Release, dated May 6, 2021

99.2     Slide Presentation entitled “Investor Presentation,” dated May 6, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 6, 2021

TAPESTRY, INC.

By:	/s/ David E. Howard
David E. Howard
Senior Vice President, General Counsel and
Secretary

EXHIBIT INDEX

99.1	Text of Press Release, dated May 6, 2021
99.2	Slide Presentation entitled “Investor Presentation,” dated May 6, 2021